UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2021

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-1347616
(State of incorporation)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor

Fort Lee, New Jersey 07024

(Address of principal executive offices)

(212) 867-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PPSI	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Pioneer Power Solutions, Inc. 2021 Long-Term Incentive Plan

On November 11, 2021, Pioneer Power Solutions, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Pioneer Power Solutions, Inc. 2021 Long-Term Incentive Plan (the “Plan”), pursuant to which the Company may grant equity incentive awards to key employees, key contractors, and non-employee directors of the Company. The Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly or in combination, and that may be paid in cash, shares of the Company’s common stock, or a combination of cash and common stock. A total of 900,000 shares of common stock are reserved for grant under the Plan subject to adjustment in certain circumstances to prevent dilution or enlargement. The Plan had been previously approved by the Company’s board of directors (the “Board”) on October 13, 2021, subject to stockholder approval, and will terminate on October 13, 2031.

The description of the Plan and such portions of the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on October 25, 2021 are qualified in their entirety by reference to the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Election of Directors

At the Annual Meeting, Mr. Mazurek, Mr. Klink, Mr. Cohn, Mr. Ross, Mr. Tesler and Mr. Tulkoff were elected as directors of the Board to serve for a term expiring at the Company’s 2022 annual meeting of or if the proposal to approve an amendment to the bylaws of the Company to extend the term of office of each director to serve on the Company’s board of directors from one to three years was approved by the stockholders at the Annual Meeting (the “Amendment”), until his or her successor is elected or qualified. Because the Amendment was approved, each director elected at the Annual Meeting will serve for three years or until his or her successor is elected or qualified.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2021, the Board approved the Amendment to Section 3.1 of the Company’s bylaws (the “Bylaws”), subject to stockholder approval, to extend the term of office of each director to serve on the board of directors from one to three years. The amended Bylaws, which will be as of November 11, 2021 amend and restate Article III, Section 3.1 of the Company’s Bylaws in its entirety to extend the term of office of each director to serve on the board of directors from one to three years. Specifically, the restated Section 3.1 states that “the number of directors of the corporation shall not be less than one (1) nor more than ten (10) until changed by amendment of the Certificate of Incorporation or by a Bylaw amending this Section 3.1 duly adopted by the vote or written consent of holders of a majority of the outstanding shares or by the Board of Directors. The exact number of directors shall be fixed from time to time, within the limits specified in the Certificate of Incorporation or in this Section 3.1, by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the Board of Directors. Subject to the foregoing provisions for changing the number of directors, the number of directors of the corporation has been fixed at seven (7). With the exception of the first Board of Directors, which shall be elected by the incorporators, and except as provided in Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy, at the stockholders annual meeting in each year and entitled to vote on the election of directors. Elected directors shall hold office until the third annual meeting of the stockholders upon the anniversary of their election, or until their successors shall be duly elected and qualified. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.”

The foregoing description of the Amendment to the Bylaws is qualified by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, the following proposals were submitted to the Company’s stockholders. The final voting results are as follows:

(1)	Election of six directors to serve on our board of directors to serve for a term of one year or if the Amendment is approved by the stockholders at the Annual Meeting, until the annual meeting of the stockholders in 2024, or until his or her successors have been duly elected and qualified:

Nominee	Votes For	Votes Withheld
Nathan J. Mazurek	5,035,953	151,505
Thomas Klink	4,973,797	213,661
Yossi Cohn	5,076,009	111,449
Ian Ross	5,112,506	74,952
David Tesler	5,075,156	112,302
Jonathan Tulkoff	5,075,082	112,376

(2)	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year:

Votes For	Votes Against	Votes Abstaining
5,140,346	3,971	43,141

(3)	Approval of the Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,030,182	151,403	5,873	-

(4)	Approval of the Amendment:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
4,803,730	382,467	1,261	-

For more information about the foregoing proposals, see the Company’s Proxy Statement, the relevant portions of which are incorporated herein by reference. A total of 5,187,458 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. Holders of the Company’s common stock were entitled to one vote per share. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to the Bylaws of Pioneer Power Solutions, Inc.
10.1	Pioneer Power Solutions, Inc. 2021 Long-Term Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: November 16, 2021	By:	/s/ Nathan J. Mazurek
	Name:	Nathan J. Mazurek
	Title:	Chief Executive Officer